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EXHIBIT 10.57

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT/PURCH. ORDER/ AGREEMENT NO.	2. DELIVERY ORDER/ CALL NO.		3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQ./PURCH. REQUEST NO.		5. PRIORITY
M67854-07-D-5031	0007		2007 Dec 18	See Schedule		DX-A4
6. ISSUED BY	CODE	M67854	7. ADMINISTERED BY (if other than 6)	CODE	S1103A
MARCORSYSCOM			DCMA ATLANTA			8. DELIVERY FOB
2200 LESTER STREET QUANTICO VA 22134-6050			ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA GA 30080			☒ DESTINATION ☐ OTHER
(See Schedule if other)
9. CONTRACTOR	CODE	1EFH8	FACILITY	10. DELIVER TO FOB POINT BY (Date)		11. MARK IF BUSINESS IS
	FORCE PROTECTION INDUSTRIES, INC.			(YYYYMMMDD) SEE SCHEDULE		☒ SMALL ☐ SMALL DISADVANTAGED ☐ WOMEN-OWNED
NAME	DAMON WALSH			12. DISCOUNT TERMS
AND	9801 HIGHWAY 78, #1			Net 30 days
ADDRESS	LADSON SC 29456
13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Item 15
14. SHIP TO	CODE	N65236	15. PAYMENT WILL BE MADE BY		CODE	HQ0338
RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON			DFAS COLUMBUS SOUTH ENTITLEMENT OPS P.O. BOX 182264			MARK ALL PACKAGES
PETE WARD CODE 616PW			COLUMBUS OH 43218-2264			AND PAPERS WITH
09C11 BLDG 3112						IDENTIFICATION
M/F BROOKS O'STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-1639						NUMBERS IN BLOCKS 1 AND 2
16. TYPE OF ORDER	DELIVERY/CALL	☒ This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
	PURCHASE	Reference your quote dated
Furnish the following on terms specified herein. REF:
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

Force Protection Industries, Inc.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED
(YYYYMMMDD)

☒ If this box is marked, supplier must sign Acceptance and return the following number of copies: 1

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

See Schedule

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICES		20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
SEE SCHEDULE
*If quantity accepted by the		24. UNITED STATES OF AMERICA			25. TOTAL	$377,775,613.00
government is same as quantity		TEL: 540-658-8413	/s/ Lynn Frazier		26. DIFFERENCES
ordered, indicate by X. If different,		EMAIL: lynn.frazier@usmc.mil
enter actual quantity accepted below quantity ordered and encircle.		BY: LYNN FRAZIER		CONTRACTING/ORDERING OFFICER
27a. QUANTITY IN COLUMN 20 HAS BEEN
☐ INSPECTED	☐ RECEIVED	☐ ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED
b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE d. PRINTED NAME AND TITLE OF AUTHORIZED
			(YYYYMMMDD)	GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE			28. SHIP NO.	29. DO VOUCHER NO.	30. INITIALS
f. TELEPHONE NUMBER	g. E-MAIL ADDRESS		☐ PARTIAL	32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR
☐ FINAL
36. I certify this account is correct and proper for payment				31. PAYMENT		34. CHECK NUMBER
a. DATE	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER			☐ COMPLETE		35. BILL OF
(YYYYMMMDD)				☐ PARTIAL		LADING NO.
☐ FINAL
37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED	40. TOTAL CONTAINERS	41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.
(YYYYMMMDD)

DD Form 1155, DEC 2001		PREVIOUS EDITION IS OBSOLETE.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        Section B—Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001	CATEGORY I MRAP Vehicles	178	Each	$[***]	$[***]
	FFP
	In Accordance with SOW and PS.
	FOB: Destination ACRN:

			NET AMT		$[***]

	STEPLADDER PRICING
	STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
	CLIN 0001 CAT I MRAP	001	1.00	200.00	[***]
			201.00	400.00	[***]
			401.00	1,000.00	[***]
			1,001.00	1,500.00	[***]
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA
	CATEGORY I MRAP Vehicles Air Force. Quantity of 31 × $[***]=$[***].
	FFP
	In Accordance with SOW and PS.
	FOB: Destination ACRN: AB

			NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB
	CATEGORY I MRAP Vehicles Navy. Quantity of 147 × [***] =$[***].
	FFP
	In Accordance with SOW and PS.
	FOB: Destination ACRN: AB

			NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		180	Each	$[***]	$[***]
	CATEGORY II MRAP Vehicles
	FFP
	In Accordance with SOW and PS.
	FOB: Destination ACRN:

			NET AMT		$[***]

	STEPLADDER PRICING
	STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
	CLIN 0001 CAT I MRAP	001	1.00	200.00	[***]
			201.00	400.00	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

			401.00	1,000.00	[***]
			1,001.00	1,600.00	[***]
			1,601.00	2,600.00	[***]
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AA			Each
	CATEGORY II MRAP Vehicles USMC. Quantity of 81 × $[***]=$[***].
	FFP
	In Accordance with SOW and PS.
	FOB: Destination ACRN: AA

			NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AB
	CATEGORY II MRAP Vehicles Navy. Quantity of 34 × $[***]=$[***]
	FFP
	In Accordance with SOW and PS.
	FOB: Destination ACRN: AC

			NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AC
	CATEGORY II MRAP Vehicles Air Force. Quantity of 25 × $[***]=$[***]
	FFP
	In Accordance with SOW and PS.
	FOB: Destination ACRN: AC

			NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AD			Each
	CATEGORY II MRAP Vehicles USMC. Quantity of 40 × $[***]=$[***]
	FFP
	In Accordance with SOW and PS.
	FOB: Destination ACRN: AC

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0085		8	Lot	$[***]	$[***]
CAT I PLL, NAVY AND AIR FORCE
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table A for list and quantity of Items. A Lot consists of one total amount of Table A.
FOB: Destination ACRN: AB

			NET AMT		$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086		8	Lot	$[***]	$[***]
CAT II PLL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B.
FOB: Destination ACRN:

			NET AMT		$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086AA
CAT II PLL USMC, 3 × [***]=[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B.
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086AB
CAT II PLL NAVY, 1 × $[***]= $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B.
FOB: Destination ACRN: AB
CIN: M9545008RC001190004

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086AC
CAT II PLL AIR FORCE, 1 × $[***] = $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B.
FOB: Destination ACRN: AB

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086AD
CAT II PLL NAVY, 1 × $[***] = $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B.
FOB: Destination ACRN: AB

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086AE
CAT II PLL USMC, 2 x $[***] = $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B.
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0087		8	Lot	$[***]	$[***]
CAT I ASL, NAVY AND AIR FORCE
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table C for list and quantity of items. A Lot consists of one total amount of Table C.
FOB: Destination ACRN: AB

			NET AMT		$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088		8	Lot	$[***]	$[***]
CAT II ASL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination ACRN:

			NET AMT		$[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088AA
CAT II ASL USMC, 3 × $[***] = $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088AB
CAT II ASL NAVY, 1 × $[***] = $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination ACRN: AB

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088AC
CAT II ASL AIR FORCE, 1 × $[***] = $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination ACRN: AB

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088AD
CAT II ASL NAVY, 1 × $[***] = $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination ACRN: AB

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088AE
CAT II ASL USMC, 2 × $[***] = $[***].
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination ACRN: AA

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0093		8	Each	$[***]	$[***]NTE
CAT I Battle Damage Repair (BDAR), NAVY AND AIR FORCE
FFP
See attached CAT I and CAT II BDAR parts list.
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0094		8	Each	$[***]	$[***]NTE
CAT II Battle Damage Repair (BDAR)
FFP
See attached CAT I and CAT II BDAR parts list.
FOB: Destination ACRN:

			NET AMT		[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0094AA
CAT II Battle Damage Repair (BDAR) USMC, 4 × $[***] =$[***].
FFP
See attached CAT I and CAT II BDAR parts list.
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0094AB
CAT II Battle Damage Repair (BDAR) NAVY, 2 × $[***]= $[***].
FFP
See attached CAT I and CAT II BDAR parts list.
FOB: Destination ACRN: AB

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0094AC
CAT II Battle Damage Repair (BDAR) AIR FORCE, 1 × $[***]=$[***].
FFP
See attached CAT I and CAT II BDAR parts list.
FOB: Destination ACRN: AB

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0094AD
CAT II Battle Damage Repair (BDAR) USMC, 1 × $[***] = $[***].
FFP
See attached CAT I and CAT II BDAR parts list.
FOB: Destination ACRN: AA
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0095		2	Each	$[***]	$[***] NTE
CAT I Deprocessing Kit, NAVY AND AIR FORCE
FFP
In accordance with CAT I Deprocessing Kit list.
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0096		2	Each	$[***]	$[***]NTE
CAT II Deprocessing Kit
FFP
In accordance with CAT II Deprocessing Kit list.
FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0096AA
CAT II Deprocessing Kit USMC, 1 × $[***] = $[***]
FFP
In accordance with CAT II Deprocessing Kit list.
FOB: Destination ACRN: AB

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0096AB
CAT II Deprocessing Kit NAVY, 1 × $[***] = $[***].
FFP
In accordance with CAT II Depocessing Kit list.
FOB: Destination ACRN: .AB

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0100		178	EA	$[***]	$[***]NTE
ECP Lighting—CAT I, NAVY AND AIR FORCE
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***] NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0101		180	EA	$[***]	$[***] NTE
ECP Lighting—CAT II
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN:

			NET AMT		$[***] NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0101AA
ECP Lighting—CAT II USMC, 81 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0101AB
ECP Lighting—CAT II NAVY, 34 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0101AC
ECP Lighting—CAT II AIR FORCE, 25 × $[***]= $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0101AD
ECP Lighting—CAT II USMC, 40 × $[***]= $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0102		1	LOT	$[***]	$[***]NTE
ECP Lighting—Nonrecurring CAT I, NAVY AND AIR FORCE
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0103		1	LOT	$[***]	$[***]NTE
ECP Lighting—Nonrecurring CAT II FFP FOB: Destination ACRN:

			NET AMT		$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0103AA
ECP Lighting—Nonrecurring CAT II USMC, 1 × $[***] = $[***]. FFP FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0103AB
ECP Lighting—Nonrecurring CAT II NAVY, 1 × $[***] = $[***].
FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0103AC
ECP Lighting—Nonrecurring CAT II AIR FORCE, 1 × $[***] =$[***].
FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0103AD
ECP Lighting—Nonrecurring CAT II USMC, 1 × $[***]= $[***]. FFP FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0104		180	EA	$[***]	$[***]NTE
ECP CASEVAC CAT II In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0104AA
ECP CASEVAC CAT II USMC, 81 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0104AB
ECP CASEVAC CAT II NAVY, 34 × $[***]= $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0104AC
ECP CASEVAC CAT II AIR FORCE, 25 × $[***]= $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0104AD
ECP CASEVAC CAT II USMC, 40 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0105		1	LOT		$[***]NTE
ECP CASEVAC—Nonrecurring CAT II FFP FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0105AA
ECP CASEVAC—Nonrecurring CAT II USMC, 1 × $[***] =$[***]. FFP FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0105AB
ECP CASEVAC—Nonrecurring CAT II NAVY, 1 × $[***] =$[***]. FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0105AC
ECP CASEVAC—Nonrecurring CAT II AIR FORCE, 1 × $[***] =$[***]. FFP FOB: Destination ACRN: AB

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0105AD
ECP CASEVAC—Nonrecurring CAT II USMC, 1 × $[***] =$[***]. FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0106		178	EA	$[***]	$[***]NTE
ECP Power Receptacle & Back Up Alarm—CAT I, NAVY AND AIR FORCE In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0107		180	EA	$[***]	$[***]NTE
ECP Power Receptacle & Back Up Alarm—CAT II In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN:

			NET AMT		$[***]NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0107AA
ECP Power Receptacle & Back Up Alarm—CAT II USMC, 81 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0107AB
ECP Power Receptacle & Back Up Alarm—CAT II NAVY, 34 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: .AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0107AC
ECP Power Receptacle & Back Up Alarm—CAT II AIR FORCE, 25 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0107AD
ECP Power Receptacle & Back Up Alarm—CAT II USMC, 40 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0108		1	LOT	$[***]	$[***]NTE
ECP Power Receptacle & Back Up Alarm—Nonrecurring CAT I, NAVY AND AIR FORCE FFP FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0109		1	LOT	$[***]	$[***]NTE
ECP Power Receptacle & Back Up Alarm—Nonrecurring CAT II FFP FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0109AA
ECP Power Receptacle & Back Up Alarm—Nonrecurring CAT II USMC, 1 × $[***] = $[***]. FFP FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0109AB
ECP Power Receptacle & Back Up Alarm—Nonrecurring CAT II NAVY, 1 × $[***] = $[***]. FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0109AC
ECP Power Receptacle & Back Up Alarm—Nonrecurring CAT II AIR FORCE, 1 × $[***] = $[***]. FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0109AD
ECP Power Receptacle & Back Up Alarm—Nonrecurring CAT II USMC, 1 × $[***] = $[***]. FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0110		178	EA	$[***]	$[***]NTE
ECP Auto Fire Extinguisher System (AFES)—CAT I, NAVY AND AIR FORCE In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0111		180	EA	$[***]	$[***]NTE
ECP Auto Fire Extinguisher System (AFES)—CAT II In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0111AA
ECP Auto Fire Extinguisher System (AFES)—CAT II USMC, 81 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0111AB
ECP Auto Fire Extinguisher System (AFES)—CAT II NAVY, 34 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0111AC
ECP Auto Fire Extinguisher System (AFES)—CAT II AIR FORCE, 25 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0111AD
ECP Auto Fire Extinguisher System (AFES)—CAT II USMC, 40 × $[***] = $[***]. In accordance with CDRL A006, Engineering Change Proposal FFP FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0112		1	LOT	$[***]	$[***]NTE
ECP Auto Fire Extinguisher System (AFES)—Nonrecurring CAT I, NAVY AND AIR FORCE
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0113		1	LOT	$[***]	$[***]NTE
ECP Auto Fire Extinguisher System (AFES)—Nonrecurring CAT II
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0113AA
ECP Auto Fire Extinguisher System (AFES)—Nonrecurring CAT II USMC, 1 × $[***] = $[***] .
FFP
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0113AB
ECP Auto Fire Extinguisher System (AFES)—Nonrecurring CAT II NAVY, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0113AC
ECP Auto Fire Extinguisher System (AFES)—Nonrecurring CAT II AIR FORCE, 1 × $[***]= $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0113AD
ECP Auto Fire Extinguisher System (AFES)—Nonrecurring CAT II USMC 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0114		178	EA	$[***]	$[***]NTE
ECP Suspension CAT I, NAVY AND AIR FORCE
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0115		180	EA	$[***]	$[***]
ECP Suspension CAT II
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0115AA
ECP Suspension CAT II USMC, 81 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0115AB
ECP Suspension CAT II NAVY, 34 × $[***]= $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0115AC
ECP Suspension CAT II AIR FORCE, 25 × $[***]= $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0115AD
ECP Suspension CAT II USMC, 40 × $[***]= $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0116		1	LOT	$[***]	$[***] NTE
ECP Suspension—Nonrecurring CAT I, NAVY AND AIR FORCE
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***] NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0117		1	LOT	$[***]	$[***] NTE
ECP Suspension—Nonrecurring CAT II
FFP
FOB: Destination ACRN:

			NET AMT		$[***] NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0117AA
ECP Suspension—Nonrecurring CAT II USMC, 1 × $[***]=$[***].
FFP
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0117AB	ECP Suspension—Nonrecurring CAT II NAVY, 1 × $[***]=$[***].
FFP
FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0117AC
ECP Suspension—Nonrecurring CAT II AIR FORCE, 1 × $[***]=$[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0117AD
ECP Suspension—Nonrecurring CAT II USMC, 1 × $[***]=$[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0118		178	EA	$[***]	$[***]NTE
ECP Fuel Tanks—CAT I, NAVY AND AIR FORCE
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0119		180	EA	$[***]	$[***]NTE
ECP Fuel Tanks—CAT II
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0119AA
ECP Fuel Tanks—CAT II USMC, 81 × $[***] = [***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0119AB
ECP Fuel Tanks—CAT II NAVY, 34 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0119AC
ECP Fuel Tanks—CAT II AIR FORCE, 25 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0119AD
ECP Fuel Tanks—CAT II USMC, 40 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0120		1	LOT	$[***]	$[***]NTE
ECP Fuel Tanks—Nonrecurring CAT I, NAVY AND AIR FORCE
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0121		1	LOT	$[***]	$[***]NTE
ECP Fuel Tanks—Nonrecurring CAT II
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0121AA
ECP Fuel Tanks—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AA

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0121AB
ECP Fuel Tanks—Nonrecurring CAT II NAVY, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0121AC
ECP Fuel Tanks—Nonrecurring CAT II AIR FORCE, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0121AD
ECP Fuel Tanks—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC
NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0122		178	EA	$[***]	$[***]NTE
ECP Seat and Seat Belts—CAT I, NAVY AND AIR FORCE
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0123		180	EA	$[***]	$[***]NTE
ECP Seat and Seat Belts—CAT II
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0123AA
ECP Seat and Seat Belts—CAT II USMC, 81 × $[***] = [***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AA

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0123AB	ECP Seat and Seat Belts—CAT II NAVY, 34 × $[***] = $[***]
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0123AC
ECP Seat and Seat Belts—CAT II AIR FORCE, 25 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0123AD
ECP Seat and Seat Belts—CAT II USMC, 40 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0124		1	LOT	$[***]	$[***]NTE
ECP Seat and Seat Belts—Nonrecurring CAT I, NAVY AND AIR FORCE
FFP
FOB: Destination ACRN: AB

			NET AMT	$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0125		1	LOT	$[***]	$[***]NTE
ECP Seat and Seat Belts—Nonrecurring CAT II
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0125AA
ECP Seat and Seat Belts—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0125AB
ECP Seat and Seat Belts—Nonrecurring CAT II NAVY, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0125AC
ECP Seat and Seat Belts—Nonrecurring CAT II AIR FORCE, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0125AD
ECP Seat and Seat Belts—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0126		178	EA	$[***]	$[***]NTE
ECP 7 Inch Headroom Clearance CAT I, NAVY AND AIR FORCE
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0127		180	EA	$[***]	$[***]NTE
ECP 7 Inch Headroom Clearance CAT II
In accordance with CDRL A0006, Engineering Change Proposal
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0127AA
ECP 7 Inch Headroom Clearance CAT II USMC, 81 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0127AB
ECP 7 Inch Headroom Clearance CAT II NAVY, 34 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0127AC
ECP 7 Inch Headroom Clearance CAT II AIR FORCE, 25 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0127AD
ECP 7 Inch Headroom Clearance CAT II USMC, 40 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0128		1	LOT	$[***]	$[***]NTE
ECP 7 Inch Headroom Clearance—Nonrecurring CAT I, NAVY AND AIR FORCE
FFP
FOB: Destination ACRN: AB

			NET AMT		$[***]NTE

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0129		1	LOT	$[***]	$[***]NTE
ECP 7 Inch Headroom Clearance—Nonrecurring CAT II
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0129AA
ECP 7 Inch Headroom Clearance—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0129AB
ECP 7 Inch Headroom Clearance—Nonrecurring CAT II NAVY, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0129AC
ECP 7 Inch Headroom Clearance—Nonrecurring CAT II AIR FORCE, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0129AD
ECP 7 Inch Headroom Clearance—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0130		178	EA	$[***]	$[***]NTE
ECP Alternator Upgrade—CAT I, NAVY AND AIR FORCE
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0131		180	EA	$[***]	$[***]NTE
ECP Alternator Upgrade—CAT II
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0131AA
ECP Alternator Upgrade—CAT II USMC, 81 × $[***] = [***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0131AB
ECP Alternator Upgrade—CAT II NAVY, 34 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0131AC
ECP Alternator Upgrade—CAT II AIR FORCE, 25 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0131AD
ECP Alternator Upgrade—CAT II USMC, 40 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0132		1	LOT	$[***]	$[***]NTE
ECP Alternator Upgrade—Nonrecurring CAT I, NAVY AND AIR FORCE
FFP
FOB: Destination
ACRN: AB

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0133		1	LT	$[***]	$[***]NTE
ECP Alternator Upgrade—Nonrecurring CAT II
FFP
FOB: Destination
ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0133AA
ECP Alternator Upgrade—Nonrecurring CAT II USMC, 1 × $[***]= $[***].
FFP
FOB: Destination
ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0133AB
ECP Alternator Upgrade—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0133AC
ECP Alternator Upgrade—Nonrecurring CAT II AIR FORCE, 1 × $[***] = $[***].
FFP
FOB: Destination
ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0133AD
ECP Alternator Upgrade—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0134		180	EA	$[***]	$[***]NTE
ECP "A" Kit—CAT II
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0134AA
ECP "A" Kit—CAT II USMC, 81 × $[***] = [***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0134AB
ECP "A" Kit—CAT II USMC, 34 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0134AC
ECP "A" Kit—CAT II AIR FORCE, 25 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0134AD
ECP "A" Kit—CAT II USMC, 40 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0135		1	LOT	$[***]	$[***]NTE
ECP "A" Kit—Nonrecurring CAT II
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0135AA
ECP "A" Kit—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0135AB
ECP "A" Kit—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0135AC
ECP "A" Kit—Nonrecurring CAT II AIR FORCE, 1 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0135AD
ECP "A" Kit—Nonrecurring CAT II USMC, 1 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0136		180	EA	$[***]	$[***]NTE
ECP Survivability Exterior Ballistic EFP Kit—CAT II
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0136AA
ECP Survivability Exterior Ballistic EFP Kit—CAT II USMC, 81 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AA

			NET AMT		$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0136AB
ECP Survivability Exterior Ballistic EFP Kit—CAT II NAVY, 34 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

			NET AMT		$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0136AC
ECP Survivability Exterior Ballistic EFP Kit—CAT II AIR FORCE, 25 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

			NET AMT		$[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0136AD
ECP Survivability Exterior Ballistic EFP Kit—CAT II USMC, 40 × $[***] = $[***].
In accordance with CDRL A006, Engineering Change Proposal
FFP
FOB: Destination
ACRN: AC

			NET AMT		$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0137		1	LOT	$[***]	$[***]NTE
ECP Survivability Exterior Ballistic EFP Kit Nonrecurring—CAT II
FFP
FOB: Destination
ACRN:

			NET AMT		$[***]NTE

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0137AA
ECP Survivability Exterior Ballistic EFP Kit Nonrecurring—CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination
ACRN: AA

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0137AB
ECP Survivability Exterior Ballistic EFP Kit Nonrecurring—CAT II NAVY, 1 × $[***] = $[***].
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0137AC
ECP Survivability Exterior Ballistic EFP Kit Nonrecurring—CAT II AIR FORCE, 1 × $[***] = $[***].
FFP
FOB: Destination
ACRN: AC

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0137AD
ECP Survivability Exterior Ballistic EFP Kit Nonrecurring—CAT II USMC, 1 × $[***] = $[***].
FFP
FOB: Destination
ACRN: AC

NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section E—Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0085	Origin	Government	Origin	Government
0086	Origin	Government	Origin	Government
0087	Origin	Government	Origin	Government
0088	Origin	Government	Origin	Government
0089	Origin	Government	Origin	Government
0090	Origin	Government	Origin	Government
0091	Origin	Government	Origin	Government
0092	Origin	Government	Origin	Government
0093	Origin	Government	Origin	Government
0094	Origin	Government	Origin	Government
0095	Origin	Government	Origin	Government
0096	Origin	Government	Origin	Government
0097	Origin	Government	Origin	Government
0098	Origin	Government	Origin	Government
0099	Origin	Government	Origin	Government
0100	Origin	Government	Origin	Government
0101	Origin	Government	Origin	Government
0102	Origin	Government	Origin	Government
0103	Origin	Government	Origin	Government
0104	Origin	Government	Origin	Government
0105	Origin	Government	Origin	Government
0106	Origin	Government	Origin	Government
0107	Origin	Government	Origin	Government
0108	Origin	Government	Origin	Government
0109	Origin	Government	Origin	Government
0110	Origin	Government	Origin	Government
0111	Origin	Government	Origin	Government
0112	Origin	Government	Origin	Government
0113	Origin	Government	Origin	Government
0114	Origin	Government	Origin	Government
0115	Origin	Government	Origin	Government
0116	Origin	Government	Origin	Government
0117	Origin	Government	Origin	Government
0118	Origin	Government	Origin	Government
0119	Origin	Government	Origin	Government
0120	Origin	Government	Origin	Government
0121	Origin	Government	Origin	Government
0122	Origin	Government	Origin	Government
0123	Origin	Government	Origin	Government
0124	Origin	Government	Origin	Government
0125	Origin	Government	Origin	Government
0126	Origin	Government	Origin	Government
0127	Origin	Government	Origin	Government
0128	Origin	Government	Origin	Government
0129	Origin	Government	Origin	Government
0130	Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

0131	Origin	Government	Origin	Government
0132	Origin	Government	Origin	Government
0133	Origin	Government	Origin	Government
0134	Origin	Government	Origin	Government
0135	Origin	Government	Origin	Government
0136	Origin	Government	Origin	Government
0137	Origin	Government	Origin	Government

Section F—Deliveries or Performance

DELIVERY INFORMATION

JUNE	6 June 08	13 June 08	20 June 08	27 June 08	TOTAL
CAT I	12	18	22	28	80
CAT II	12	18	23	29	82

JULY	4 July 08	11 July 08	18 July 08	25 July 08	TOTAL
CAT I	14	22	27	35	98
CAT II	14	22	27	35	98

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	6-JUN-08	12	RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON PETE WARD CODE 616PW 09C11 BLDG 3112 M/F BROOKS O'STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-1639 843-218-4876 FOB: Destination	N65236
0001	13-JUN-08	18	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0001	20-JUN-08	22	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0001	27-JUN-08	28	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0001	4-JUL-08	14	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0001	11-JUL-08	22	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0001	18-JUL-08	27	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0001	25-JUL-08	35	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0002	6-JUN-08	12	RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON PETE WARD CODE 616PW 09C11 BLDG 3112 M/F BROOKS O'STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-1639 843-218-4876 FOB: Destination	N65236
0002	13-JUN-08	18	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0002	20-JUN-08	23	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0002	27-JUN-08	29	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0002	4-JUL-08	14	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0002	11-JUL-08	22	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0002	18-JUL-08	27	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0002	25-JUL-08	35	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
00085	15-JUL-2008	8	RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON PETE WARD CODE 616PW 09C11 BLDG 3112 M/F BROOKS O'STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-1639 843-218-4876 FOB: Destination	N65236
0086	15-JUL-2008	8	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0087	15-JUL-2008	8	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0088	15-JUL-2008	8	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0093	15-JUL-2008	8	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0094	15-JUL-2008	8	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0095	15-JUL-2008	2	RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON PETE WARD CODE 616PW 2921 AVE B NORTH BLDG 1639 NORTH CHARLESTON, SC 29405-1639
			MARK FOR: USMC TMO-EAST OIF M/F MMX160 AL TAQQADUM AB HABBANYIYAH IQ	N65236
0096	15-JUL-2008	2	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0100	INCLUDED IN VEHICLE	178	RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON PETE WARD CODE 616PW 09C11 BLDG 3112 M/F BROOKS O'STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-1639 843-218-4876 FOB: Destination	N65236

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0101	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0102		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0103		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0104	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0105		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0106	INCLUDED IN VEHICLE	178	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0107	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0108		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0109		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0110	INCLUDED IN VEHICLE	178	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0111	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0112		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0113		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0114	INCLUDED IN VEHICLE	178	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0115	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0116		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0117		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0118	INCLUDED IN VEHICLE	178	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0119	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0120		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0121		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0122	INCLUDED IN VEHICLE	178	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0123	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0124		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0125		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0126	INCLUDED IN VEHICLE	178	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0127	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0128		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0129		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0130	INCLUDED IN VEHICLE	178	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0131	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0132		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0133		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0134	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0135		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0136	INCLUDED IN VEHICLE	180	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236
0137		1	(SAME AS PREVIOUS LOCATION) FOB: Destination	N65236

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section G—Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 17811096520 310 67854 067443 2D 6520C5
COST CODE: 08RC8609415P5
AMOUNT: $106,759,011.88
CIN M9545008RC860940001: $46,199,484.00
CIN M9545008RC860940002: $49,550,894.88
CIN M9545008RC860940003: $900,560.00
CIN M9545008RC860940004: $8,150,620.00
CIN M9545008RC860940005: $1,957,450.00

AB: 2182035 MRAP 310 67854 067443 2D 2035MR
COST CODE: 08RC0011915US
AMOUNT: $153,988,358.00
CIN M9545008RC001190001: $15,826,740.00
CIN M9545008RC001190002: $7,157,153.00
CIN M9545008RC001190003: $3,843,522.00
CIN M9545008RC001190004: $75,049,380.00
CIN M9545008RC001190005: $33,938,756.00
CIN M9545008RC001190006: $11,549,097.00
CIN M9545008RC001190007: $2,210,992.00
CIN M9545008RC001190008: $4,412,718.00

AC: 2182035 MRAP 310 67854 067443 2D 2035MR
COST CODE: 08RC0011715US
AMOUNT: $117,028,244.52
CIN M9545008RC001170001: $56,466,036.00
CIN M9545008RC001170002: $60,562,208.52

SECTION I—CONTRACT CLAUSES

The following have been added by full text:

52.216-24    LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)
In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $77,063,934.26 dollars.

(b)
The maximum amount for which the Government shall be liable if this contract is terminated is $77,063,934.26 dollars.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(End of clause)

252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(a)
A fixed price Indefinite Delivery/Indefinite Quantity modification is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a firm price proposal and cost or pricing data supporting its proposal.

(b)
The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

EVENT	DATE
ECPs and ROMs received	29 November–3 December 2007
Technical Evaluations Received	3 December 2007
Bilateral Modification Awards	18 December 2007
Baseline Definitization Proposals Received	18 January 2008
DCAA Audits Received	4 March 2008
Pre-Negotiations Clearances Approved	11 March 2008
Negotiations Complete	18 March 2008
Post Negotiation Clearances Approved	25 March 2008
Definitize Contract Modifications Executed	1 April 2008
(c)
If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)
After the Contracting Officer's determination of price or fee, the contract shall be governed by—

(i)
All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)
All clauses required by law as of the date of the Contracting Officer's determination; and

(iii)
Any other clauses, terms, and conditions mutually agreed upon.

(2)
To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)
The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed-price delivery order modification in no event to exceed $154,127,868.52.

(End of clause)

(End of Summary of Changes)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

QuickLinks

  EXHIBIT 10.57